UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 1, 2007
Tesoro Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-3473	95-0862768
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Concord Plaza Drive	78216-6999
San Antonio, Texas	(Zip Code)
(Address of principal executive offices)
(210) 828-8484
(Registrant’s telephone number,
including area code)
Not Applicable
(Former name or former address, if
changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
On May 1, 2007, Tesoro Corporation presented the information included in the slides (the “Slide Presentation”) at the Company’s 2007 Annual Meeting of Stockholders. The information is also available on the Company’s website at www.tsocorp.com . The Slide Presentation is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
The information above is being furnished, not filed, pursuant to Item 7.01 of Form 8-K. Accordingly, the information in Item 7.01 of this Current Report, including Exhibit 99.1, will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference.
9.01 Financial Statements and Exhibits.
(c) Exhibits.
99.1	Slide Presentation dated as of May 1, 2007.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 1, 2007

TESORO CORPORATION

By:	/s/ GREGORY A. WRIGHT

Gregory A. Wright
Executive Vice President
and Chief Financial Officer

Index to Exhibits

Exhibit Number	Description

99.1	Slide Presentation dated as of May 1, 2007.

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